UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              Form 8-K

                          Current Report

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                                November 7, 2006
                                                ----------------

                          A.P. Pharma, Inc.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

                             000-16109
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                       (Commission File Number)

      Delaware                                     94-2875566
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(State or other jurisdiction                (I.R.S. Employer
 of incorporation)                           Identification No.)

                          123 Saginaw Drive
                        Redwood City, CA 94063
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        (Address of principal executive offices, with zip code)

                           (650) 366-2626
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         (Registrant's telephone number, including area code)

                                 N/A
   ------------------------------------------------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


             INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 Results of Operations and Financial Condition

On November 7, 2006, the Registrant issued a press release announcing its financial results for the third quarter ended
September 30, 2006.  The press release is attached as Exhibit
99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits.

    (C) Exhibits

   99.1 Press release dated November 7, 2006.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    A.P. Pharma, Inc.

Date: November 7, 2006              By: /S/ Stephen C. Whiteford
      ----------------                  ------------------------
                                        Stephen C. Whiteford
                                        Vice President, Finance
                                        and Chief Financial
                                        Officer


                            EXHIBIT INDEX

99.1  Press release dated November 7, 2006